UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2009

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

(TS&W LOGO)   THOMPSON, SIEGEL & WALMSLEY LLC
              INVESTMENT MANAGEMENT

                               THE TS&W PORTFOLIOS
                        THE ADVISORS' INNER CIRCLE FUND

ANNUAL REPORT                                                   OCTOBER 31, 2009

-    TS&W EQUITY PORTFOLIO

-    TS&W FIXED INCOME PORTFOLIO

-    TS&W INTERNATIONAL EQUITY PORTFOLIO

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 2009

                               TABLE OF CONTENTS

Shareholder Letter ..............................................    1
Schedules of Investments
   Equity Portfolio .............................................    9
   Fixed Income Portfolio .......................................   13
   International Equity Portfolio ...............................   20
Statements of Assets and Liabilities ............................   27
Statements of Operations ........................................   28
Statements of Changes in Net Assets
   Equity Portfolio .............................................   29
   Fixed Income Portfolio .......................................   30
   International Equity Portfolio ...............................   31
Financial Highlights
   Equity Portfolio .............................................   32
   Fixed Income Portfolio .......................................   33
   International Equity Portfolio ...............................   34
Notes to Financial Statements ...................................   35
Report of Independent Registered Public Accounting Firm .........   47
Disclosure of Portfolio Expenses ................................   48
Trustees and Officers of The Advisors' Inner Circle Fund ........   50
Notice to Shareholders ..........................................   58

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS
                                                             OCTOBER 31, 2009

Dear Shareholders:

We are pleased to provide you with our annual report for the period ended October 31, 2009 on the Advisors' Inner Circle Portfolios managed by Thompson, Siegel & Walmsley LLC (TS&W).

On October 31, 2009 the Equity Portfolio's net assets were $43,226,796, the Fixed Income Portfolio's net assets were $52,343,823, and the International Equity Portfolio net assets were $64,599,690.

Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate utilize a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the value investment philosophy which has been in place at our firm for over three decades. Our investment teams utilize a consistent investment process in managing all client portfolios. A unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts is the hallmark of TS&W investing. Our long-term goal is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio experienced a return of 5.64% after all fees and expenses in the fiscal year ended October 31, 2009, while the broad market for large cap stocks, as measured by the S&P 500 Index grew by 9.79%. Over the past six months the Equity Portfolio gained 16.42%, while the Index appreciated 20.04%.

Financial markets are creatures of emotion, and the past year has stood witness to emotional extremes of historic magnitude. The despair and disfunction of late 2008 have given way to one of the most robust rallies in modern stock market history. The winners of 2009 are almost perfectly correlated with the stocks that performed the worst in 2008. Where a year ago investors were concerned with illiquidity and bankruptcy, today the concern is that a new bubble is brewing as the massive governmental stimulus efforts of a year ago have taken root and driven asset prices higher. A long-term investor can only watch and wonder as the forces of the cycle are once again dominant.

We have participated in the market recovery and are happy to have earned good returns in the past year, with especially strong returns in the past six months. The attributes that have served our clients well for a number of years continue to add value in a confusing environment, where we focus on finding inexpensively priced stocks that show indications of sustainable improvement. We have lagged during this strongest part of the rally, such a pattern is typical for us as we tend to prefer higher quality, longer term improving situations and

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

the early stages of rallies off the bottom frequently involve more troubled situations. We saw the power of financial flexibility and strong cash flows during the worst of the economic crisis and we continue to seek those out in our new investments. In fact, we are identifying more investment opportunities at attractive prices than at almost any time in our respective careers. Good quality stocks deserve to sell at a premium to other companies but do not at present - making them especially attractive for investment at today's prices.

Certainly, longer term secular pressures persist. While the recovery has been robust thus far, the overhang of excessive leverage and overbuilding will be persistent dampers on future growth. The path of the U.S. dollar remains uncertain and the state of the U.S. balance sheet is parlous. We are not blind to these issues, and have sought out commodity producers, export beneficiaries and opportunities that depend on corporate rather than consumer recovery.

We remain committed to seeking out individual companies that are positioned to benefit fundamentally from whatever environment lies ahead and where the valuation of their share price is out of step with their prospects. In a year like the one that is just past, and the one that lies ahead, such opportunities abound, and we are excited about our ability to explore and exploit them on behalf of our investors.

TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio returned 22.23% in the fiscal year ended October 31, 2009. The Portfolio returned 11.36% over the last six months. Our benchmark, the Barclays Capital U.S. Aggregate Bond Index, was up 13.79% and 5.61% for the same respective time periods.

Fixed income asset class performance this year is a sharp reversal from that of last year. Over the last year, corporate bonds led the fixed income markets higher, dramatically outperforming all other fixed income asset classes. Lower rated corporate bonds outperformed their higher rated counterparts. BBB rated bonds outperformed AA rated bonds by 22% over the last fiscal year and by 15.5% over the last six months. U.S. Treasuries have significantly underperformed over the last six months, returning just over 80 basis points as investors moved into riskier assets. The Federal Reserve took steps this past year to restore confidence in the financial system and to increase credit flows. The Federal Reserve cut the Federal Funds Rate to 25 basis points and bought fixed income assets including U.S. Treasuries and agency mortgage backed securities. The extreme fear produced from failing banks and brokerages has strongly abated which can be seen in credit spreads. Investment grade corporate bond spreads have fallen by approximately 400 basis points over the past year. The Portfolio's outperformance can primarily be attributed to overweighting the corporate bond sector by adding corporate bonds at attractive valuations.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

Our allocation to corporate bonds and AAA rated agency mortgage backed securities has allowed us to keep a relatively high yield in a tightening credit spread environment.

Currently we are seeing some signs of stabilization as the actions taken by the Federal Reserve, U.S. Treasury, and the government stimulus package have started to trickle down into the broad economy. The various programs implemented will take time to be fully realized, but gradually they will help create jobs and stronger growth in consumer spending as well as lead to improvement in the housing market. Though we may see some near term volatility, these trends coupled with a renewed sense of confidence in the financial system will help to improve credit quality and spreads going forward.

The TS&W Fixed Income Portfolio currently is structured with an average duration slightly longer than the Barclays Capital U.S. Aggregate Bond benchmark. Inflation and inflation expectations have remained low over the last year and, in the near term, is a trend we see continuing which will help keep interest rates subdued. We continue to hold AAA rated agency mortgage backed securities which provide attractive yields with little credit risk. Going forward we will remain overweight corporate bonds in an environment where we see income dominating fixed income returns.

TS&W INTERNATIONAL EQUITY PORTFOLIO

The prevailing mood in global financial markets a year ago was so gloomy that the strong stock market recovery that ensued can only be described as a stunning surprise. The TS&W International Equity Portfolio gained 28.58% after fees and expenses in the twelve months ended October 31, 2009, capped by a 9.61% increase over the final three months of the period. The benchmark MSCI EAFE Index was up 27.71% over the last year, and rose 8.11% in the most recent three months. The declining foreign exchange value of the U.S. dollar added significantly to returns for dollar-based investors in foreign stocks over both time periods.

Viewed with the benefit of hindsight, it is clear that global stock markets stuck to a familiar playbook. In general, the stocks that were hardest hit during the crisis of 2007-2008 were the best performers over the last year as they rebounded from deeply depressed levels. Cyclical sectors were the best performers as economic data supported the view that the severe global recession that began in late 2007 was coming to a close. The TS&W International Equity Portfolio benefited from its exposure to Consumer Discretionary, Industrial and Materials stocks, while Consumer Staples companies, including food, beverage and tobacco stocks, were a drag on relative performance. Despite a positive contribution from European insurers, financial stocks detracted from the International Equity Portfolio's relative performance in the latest quarter. We have been gradually adding to our exposure to financials in recent months, but we continue to be cautious toward large banks.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

Both Japan and the U.K., the two largest country components of the EAFE benchmark, underperformed the broad index over the past year as investors focused on the subpar economic outlook for both nations. Good stock selection in both Japan and the U.K. contributed positively to the TS&W International Equity Portfolio's relative return over the past year. We also received a positive contribution from a handful of emerging market stocks over the past year as these markets enjoyed a very strong recovery after a headlong flight from risky assets last fall. More recently, we have reduced our exposure to this volatile group.

The experience of the past year served as a reminder that broadly held views on the financial markets are often wrong at major turning points. Rather than attempt the nearly impossible task of accurately predicting the level and direction of markets around the world, TS&W's investment process focuses on companies that are inexpensive, have improving fundamentals and exhibit catalysts that we expect to drive valuation higher. We carefully consider both the potential return from any investment and the associated risks. We make investments when we find favorable tradeoffs between the two. Although stocks have recovered from the extremely depressed valuations that prevailed in the early part of 2009, and investor sentiment is no longer so uniformly negative, there is no shortage of promising investment opportunities today. The coming year will undoubtedly bring unexpected developments, but we believe the TS&W International Equity Portfolio is structured to perform well under a wide variety of market conditions.

Respectfully submitted,


/s/ Horace P. Whitworth

Horace P. Whitworth, CFA
Co-Chief Executive Officer


/s/ Lawrence E. Gibson

Lawrence E. Gibson, CFA
Co-Chief Executive Officer

THIS REPRESENTS THE MANAGERS' ASSESSMENT OF THE PORTFOLIOS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                      DEFINITION OF THE COMPARATIVE INDICES

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is a fixed-income market value-weighted index that combines the Barclays Capital Government/Credit Index and the Barclays Capital Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.

MSCI EAFE INDEX is an unmanaged index comprised of over 1,100 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                                  THE TS&W EQUITY
                                                                 PORTFOLIO

Growth of a $10,000 Investment

                           AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIOD ENDED OCTOBER 31, 2009

1 Year   5 Years   10 Years
------   -------   --------
 5.64%    0.53%      0.65%

                              (PERFORMANCE GRAPH)



                        S&P 500
              TS&W       INDEX
            -------     -------
10/31/99    $10,000     $10,000
10/31/00    $10,183     $10,609
10/31/01    $ 9,288     $ 7,967
10/31/02    $ 7,461     $ 6,764
10/31/03    $ 9,064     $ 8,170
10/31/04    $10,388     $ 8,940
10/31/05    $11,685     $ 9,719
10/31/06    $13,203     $11,307
10/31/07    $15,303     $12,953
10/31/08    $10,097     $ 8,278
10/31/09    $10,667     $ 9,089

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE
   REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

  THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
       ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

Growth of a $10,000 Investment

                           AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIOD ENDED OCTOBER 31, 2009

1 Year   5 Years   10 Years
------   -------   --------
22.23%    4.14%      5.32%

                              (PERFORMANCE GRAPH)

                           BARCLAYS
                            CAPITAL
                         US AGGREGATE
               TS&W       BOND INDEX
              -------    ------------
10/31/1999    $10,000      $10,000
10/31/2000    $10,627      $10,730
10/31/2001    $12,031      $12,292
10/31/2002    $12,591      $13,016
10/31/2003    $13,087      $13,654
10/31/2004    $13,711      $14,410
10/31/2005    $13,786      $14,573
10/31/2006    $14,502      $15,329
10/31/2007    $15,155      $16,154
10/31/2008    $13,738      $16,204
10/31/2009    $16,792      $18,438


 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE
   REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

          THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY
                             INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. IF THE ADVISER
 HAD NOT LIMITED CERTAIN EXPENSES, THE PORTFOLIO'S TOTAL RETURN WOULD HAVE BEEN
                                     LOWER.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

Growth of a $10,000 Investment

                           AVERAGE ANNUAL TOTAL RETURN
                        FOR PERIOD ENDED OCTOBER 31, 2009

1 Year   5 Years   10 Years
------   -------   --------
28.58%    5.56%      1.86%

                              (PERFORMANCE GRAPH)


                            MSCI EAFE
                 TS&W         INDEX
                -------     ---------
10/31/1999      $10,000      $10,000
10/31/2000      $10,716      $ 9,710
10/31/2001      $ 7,522      $ 7,290
10/31/2002      $ 6,561      $ 6,327
10/31/2003      $ 8,252      $ 8,037
10/31/2004      $ 9,177      $ 9,551
10/31/2005      $10,629      $11,279
10/31/2006      $13,747      $14,383
10/31/2007      $17,439      $17,966
10/31/2008      $ 9,355      $ 9,590
10/31/2009      $12,028      $12,247

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN
    AND VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE ASSUMES THE
   REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS,
   THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST
                        DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE PORTFOLIO WILL MEET ITS STATED OBJECTIVES.

  THE PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
       ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2009

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 95.8%

                                    SHARES      VALUE
                                    ------   ----------
CONSUMER DISCRETIONARY -- 9.0%
   Gap ..........................   21,000   $  448,140
   Lowe's .......................   31,950      625,262
   Macy's .......................   37,300      655,361
   Target .......................   17,900      866,897
   Walt Disney ..................   26,850      734,884
   Yum! Brands ..................   17,200      566,740
                                             ----------
                                              3,897,284
                                             ----------
CONSUMER STAPLES -- 5.7%
   HJ Heinz .....................    9,900      398,376
   Nestle ADR ...................   15,100      702,452
   Philip Morris International ..    9,100      430,976
   Procter & Gamble .............    8,700      504,600
   Reynolds American ............    8,700      421,776
                                             ----------
                                              2,458,180
                                             ----------
ENERGY -- 13.7%
   Anadarko Petroleum ...........    8,200      499,626
   BP ADR .......................   20,750    1,174,865
   Chevron ......................   12,200      933,788
   EOG Resources ................    9,375      765,562
   Exxon Mobil ..................    8,850      634,280
   Noble ........................   17,300      704,802
   Occidental Petroleum .........   15,950    1,210,286
                                             ----------
                                              5,923,209
                                             ----------
FINANCIALS -- 11.7%
   Ameriprise Financial .........   11,200      388,304
   Chubb ........................   17,300      839,396
   Goldman Sachs Group ..........    3,100      527,527
   JPMorgan Chase ...............   25,350    1,058,869
   Manulife Financial ...........   20,050      372,730
   Morgan Stanley ...............   19,300      619,916
   Prudential Financial .........   12,300      556,329
   Wells Fargo ..................    9,850      271,072
   Willis Group .................   15,500      418,500
                                             ----------
                                              5,052,643
                                             ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2009

COMMON STOCK -- CONTINUED

                                     SHARES      VALUE
                                     ------   ----------
HEALTH CARE -- 10.7%
   Abbott Laboratories ...........   14,000   $  707,980
   Amgen* ........................   11,300      607,149
   Baxter International ..........    8,800      475,728
   Bristol-Myers Squibb ..........   22,250      485,050
   Hospira* ......................   13,500      602,640
   Johnson & Johnson .............    6,700      395,635
   Pfizer ........................   46,300      788,489
   Quest Diagnostics .............   10,050      562,096
                                              ----------
                                               4,624,767
                                              ----------
INDUSTRIALS -- 16.5%
   3M ............................    8,400      617,988
   Burlington Northern Santa Fe ..    7,700      579,964
   Cummins .......................   15,750      678,195
   Deere .........................    8,250      375,788
   Foster Wheeler* ...............   22,400      626,976
   General Electric ..............   39,400      561,844
   L-3 Communications Holdings ...    7,700      556,633
   Norfolk Southern ..............   21,900    1,020,978
   Republic Services .............   15,200      393,832
   Rockwell Collins ..............   14,050      707,839
   Siemens ADR ...................   11,150    1,003,723
                                              ----------
                                               7,123,760
                                              ----------
INFORMATION TECHNOLOGY -- 20.9%
   BMC Software* .................   13,650      507,234
   Cisco Systems* ................   56,050    1,280,743
   Corning .......................   46,300      676,443
   EMC* ..........................   50,900      838,323
   Intel .........................   46,800      894,348
   International Business
      Machines ...................    8,500    1,025,185
   Marvell Technology Group* .....   38,500      528,220
   Mastercard, Cl A ..............    2,325      509,221
   Nintendo ADR ..................   17,800      559,098
   Oracle ........................   38,850      819,735
   Research In Motion* ...........    9,400      552,062
   Symantec* .....................   47,250      830,655
                                              ----------
                                               9,021,267
                                              ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2009

COMMON STOCK -- CONTINUED

                                      SHARES/
                                       FACE
                                      AMOUNT        VALUE
                                    ----------   -----------
MATERIALS -- 3.2%
   Freeport-McMoRan
      Copper & Gold .............        5,950   $   436,492
   Monsanto .....................        8,450       567,671
   United States Steel ..........       11,300       389,737
                                                 -----------
                                                   1,393,900
                                                 -----------
TELECOMMUNICATION
   SERVICES -- 2.4%
   AT&T .........................       19,300       495,431
   Verizon Communications .......       18,700       553,333
                                                 -----------
                                                   1,048,764
                                                 -----------
UTILITIES -- 2.0%
   Centerpoint Energy ...........       36,700       462,420
   Dominion Resources ...........       11,900       405,671
                                                 -----------
                                                     868,091
                                                 -----------
   TOTAL COMMON STOCK
      (Cost $42,078,637) ........                 41,411,865
                                                 -----------
REPURCHASE AGREEMENT -- 4.1%
   Morgan Stanley
      0.015%, dated 10/30/09, to
      be repurchased on 11/02/09,
      repurchase price $1,769,765
      (collateralized by a U.S.
      Treasury obligation,
      par value $1,832,695,
      1.750%, 01/15/28, with
      a total market value of
      $1,805,159)
      (Cost $1,769,763) .........   $1,769,763     1,769,763
                                                 -----------
   TOTAL INVESTMENTS -- 99.9%
      (Cost $43,848,400) ........                $43,181,628
                                                 ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $43,226,796.

*   NON-INCOME PRODUCING SECURITY.

ADR AMERICAN DEPOSITARY RECEIPT

CL  CLASS

The following is a summary of the inputs used as of October 31, 2009 valuing the Portfolio's investments:

INVESTMENTS IN SECURITIES              LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
-------------------------            -----------   ----------   -------   -----------
Common Stock .....................   $41,411,865   $       --     $--     $41,411,865
Repurchase Agreement .............            --    1,769,763      --       1,769,763
                                     -----------   ----------     ---     -----------
Total Investments in Securities ..   $41,411,865   $1,769,763     $--     $43,181,628
                                     ===========   ==========     ===     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO
                                                           OCTOBER 31, 2009

At October 31, 2009, sector diversification of the Portfolio was as follows (Unaudited):

                                                           % OF
                                                            NET
SECTOR DIVERSIFICATION                                    ASSETS        VALUE
----------------------                                  ----------   -----------
COMMON STOCK
Information Technology ..............................      20.9%     $ 9,021,267
Industrials .........................................      16.5        7,123,760
Energy ..............................................      13.7        5,923,209
Financials ..........................................      11.7        5,052,643
Health Care .........................................      10.7        4,624,767
Consumer Discretionary ..............................       9.0        3,897,284
Consumer Staples                                            5.7        2,458,180
Materials ...........................................       3.2        1,393,900
Telecommunication Services ..........................       2.4        1,048,764
Utilities ...........................................       2.0          868,091
                                                          -----      -----------
TOTAL COMMON STOCK ..................................      95.8       41,411,865
REPURCHASE AGREEMENT ................................       4.1        1,769,763
                                                          -----      -----------
TOTAL INVESTMENTS ...................................      99.9       43,181,628
TOTAL OTHER ASSETS AND LIABILITIES ..................       0.1           45,168
                                                          -----      -----------
NET ASSETS ..........................................     100.0%     $43,226,796
                                                          =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2009

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 49.2%

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CONSUMER DISCRETIONARY -- 5.9%
   Imax
      9.625%, 12/01/10 ..............................   $  300,000   $   302,250
   Royal Caribbean Cruises
      7.000%, 06/15/13 ..............................      350,000       337,750
   Starwood Hotels & Resorts Worldwide
      7.875%, 10/15/14 ..............................      425,000       439,875
   TJX
      7.450%, 12/15/09 ..............................      665,000       668,545
   Wal-Mart Stores
      6.200%, 04/15/38 ..............................      865,000       973,164
   Wyndham Worldwide
      6.000%, 12/01/16 ..............................      425,000       386,903
                                                                     -----------
                                                                       3,108,487
                                                                     -----------
CONSUMER STAPLES -- 1.3%
   Dean Foods
      7.000%, 06/01/16 ..............................      500,000       485,000
   Smithfield Foods
      7.000%, 08/01/11 ..............................      200,000       193,000
                                                                     -----------
                                                                         678,000
                                                                     -----------
ENERGY -- 1.5%
   Hess
      6.650%, 08/15/11 ..............................      510,000       549,128
   Magellan Midstream Partners
      6.550%, 07/15/19 ..............................      215,000       237,031
                                                                     -----------
                                                                         786,159
                                                                     -----------
FINANCIALS -- 25.4%
   Aflac
      8.500%, 05/15/19 ..............................      525,000       616,476
   Bank of America
      6.250%, 04/15/12 ..............................      615,000       663,558
   BlackRock
      6.250%, 09/15/17 ..............................      550,000       601,418
   Citigroup
      5.125%, 05/05/14 ..............................      500,000       504,737
   Ford Motor Credit
      8.700%, 10/01/14 ..............................      675,000       674,249

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2009

CORPORATE OBLIGATIONS -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
FINANCIALS -- CONTINUED
   General Electric Capital MTN
      6.875%, 01/10/39 ..............................   $  680,000   $   732,782
      6.000%, 08/07/19 ..............................      330,000       346,859
   Genworth Financial
      5.650%, 06/15/12 ..............................      265,000       259,021
   GMAC
      6.875%, 09/15/11 (A) ..........................      158,000       151,680
   Goldman Sachs Capital II
      5.793%, 12/29/49 ..............................      500,000       371,875
   Goldman Sachs Group MTN
      3.625%, 08/01/12 ..............................      600,000       618,184
   JPMorgan Chase
      6.300%, 04/23/19 ..............................    1,135,000     1,245,672
   Lazard Group
      6.850%, 06/15/17 ..............................      500,000       506,185
   Markel
      7.125%, 09/30/19 ..............................    1,310,000     1,355,277
   Merrill Lynch MTN
      5.77%, 07/25/11 ...............................      800,000       843,458
   National Rural Utilities Cooperative Finance
      10.375%, 11/01/18 .............................      540,000       718,313
   Omega Healthcare Investors
      7.000%, 01/15/16 (B) ..........................      425,000       405,875
   Protective Life Secured Trusts MTN
      4.85%, 08/16/10 ...............................      320,000       328,619
   Raymond James Financial
      8.600%, 08/15/19 ..............................      725,000       790,250
   Simon Property Group
      5.600%, 09/01/11 (B) ..........................      315,000       329,909
   Torchmark
      9.250%, 06/15/19 ..............................      710,000       809,861
   Union Planters
      7.750%, 03/01/11 ..............................      425,000       423,756
                                                                     -----------
                                                                      13,298,014
                                                                     -----------
HEALTH CARE -- 1.2%
   Pfizer
      6.200%, 03/15/19 ..............................      540,000       614,795
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2009

CORPORATE OBLIGATIONS -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
INDUSTRIALS -- 8.3%
   Boise Cascade
      7.125%, 10/15/14 ..............................   $   60,000   $    49,800
   CHS/Community Health Systems
      8.875%, 07/15/15 ..............................      400,000       412,000
   HCA
      8.500%, 04/15/19 (A) ..........................      425,000       450,500
   Hertz
      8.875%, 01/01/14 ..............................      400,000       405,000
   Ingersoll-Rand Global Holding
      9.500%, 04/15/14 ..............................      630,000       755,937
   Iron Mountain
      7.750%, 01/15/15 ..............................      500,000       506,250
   Navios Maritime Holdings
      8.875%, 11/01/17 (A) ..........................      100,000       101,500
   New Albertsons
      7.250%, 05/01/13 ..............................      460,000       460,000
   Steel Dynamics
      7.375%, 11/01/12 ..............................      350,000       351,313
   United States Steel
      7.000%, 02/01/18 ..............................      250,000       241,250
   Willis North America
      6.200%, 03/28/17 ..............................      600,000       586,972
                                                                     -----------
                                                                       4,320,522
                                                                     -----------
INFORMATION TECHNOLOGY -- 0.5%
   Xerox Capital Trust I
      8.000%, 02/01/27 ..............................      250,000       245,000
                                                                     -----------
MATERIALS -- 2.6%
   Allegheny Technologies
      9.375%, 06/01/19 ..............................      250,000       284,343
   EI Du Pont de Nemours
      5.875%, 01/15/14 ..............................      620,000       690,033
   Greif
      7.750%, 08/01/19 (A) ..........................      400,000       410,000
                                                                     -----------
                                                                       1,384,376
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2009

CORPORATE OBLIGATIONS -- CONTINUED

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
TELECOMMUNICATION SERVICES -- 2.5%
   Cablevision Systems
      8.625%, 09/15/17 (A) ..........................   $  440,000   $   455,400
   Verizon Communications
      8.750%, 11/01/18 ..............................      700,000       874,273
                                                                     -----------
                                                                       1,329,673
                                                                     -----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $24,272,138) ............................                 25,765,026
                                                                     -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   OBLIGATIONS -- 32.9%
   Federal Home Loan Mortgage Corporation Gold
      6.500%, 03/01/32 ..............................      128,023       139,859
      6.500%, 12/01/32 ..............................      171,451       185,572
      6.000%, 01/01/28 ..............................      406,630       436,158
      6.000%, 12/01/32 ..............................       54,518        58,542
      6.000%, 07/01/33 ..............................      173,829       186,659
      6.000%, 11/01/33 ..............................      239,684       256,774
      6.000%, 10/01/35 ..............................      479,093       511,308
   Federal National Mortgage Association
      6.000%, 09/01/17 ..............................       99,292       107,234
      6.000%, 02/01/23 ..............................      793,707       851,987
      6.000%, 04/01/24 ..............................      824,030       890,664
      5.500%, 04/01/28 ..............................      743,642       789,978
      5.500%, 02/01/35 ..............................      364,582       385,381
      5.500%, 10/01/35 ..............................      460,106       485,994
      5.500%, 01/01/36 ..............................    1,330,954     1,405,841
      5.500%, 07/01/36 ..............................      450,806       475,396
      5.000%, 11/01/23 ..............................    1,264,175     1,333,818
      5.000%, 07/01/33 ..............................    1,333,573     1,387,929
      5.000%, 08/01/33 ..............................      515,699       536,719
      5.000%, 10/01/35 ..............................      828,696       861,308
      5.000%, 03/01/38 ..............................    1,495,261     1,552,385
      5.000%, 04/01/38 ..............................    1,229,980     1,276,970
      4.500%, 05/01/23 ..............................      495,528       515,894
      4.500%, 09/01/35 ..............................    1,362,229     1,385,877

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2009

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- CONTINUED

                                                           FACE
                                                          AMOUNT/
                                                          SHARES        VALUE
                                                        ----------   -----------
   Government National Mortgage Association
      6.000%, 11/15/31 ..............................   $  155,654   $   167,016
      6.000%, 07/15/35 ..............................      936,674       999,204
                                                                     -----------
   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
      OBLIGATIONS (Cost $16,613,997) ................                 17,184,467
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 7.0%
   U.S. Treasury Bills
      0.050%, 11/12/09 (C) ..........................      350,000       349,999
                                                                     -----------
   U.S. Treasury Notes
      4.250%, 11/15/14 ..............................      790,000       862,581
      3.625%, 08/15/19 ..............................    1,435,000     1,462,579
      2.375%, 09/30/14 ..............................      645,000       647,567
                                                                     -----------
                                                                       2,972,727
                                                                     -----------
   U.S. Treasury Bond
      4.500%, 08/15/39 ..............................      315,000       329,077
                                                                     -----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $3,635,241) .............................                  3,651,803
                                                                     -----------
PREFERRED STOCK -- 5.3%
FINANCIALS -- 4.3%
   Aegon, 7.250% ....................................       25,000       452,000
   Allianz, 8.375% ..................................        5,000       118,438
   Apartment Investment & Management, 8.000% (B) ....        8,220       170,894
   Apartment Investment & Management, 7.750% (B) ....        3,700        73,482
   Aspen Insurance Holdings, 7.401% .................       15,800       320,740
   Bank of America, 8.625% ..........................       25,000       581,250
   Federal Home Loan Mortgage, Ser Z, 8.375% ........       35,000        38,500
   Federal National Mortgage Association, Ser S,
      8.250% ........................................       35,000        40,250
   Public Storage, Ser H, 6.950% (B) ................       12,000       271,440
   Public Storage, Ser M, 6.625% (B) ................        7,100       152,295
   Taubman Centers, Ser G, 8.000% (B) ...............          168         4,003
                                                                     -----------
                                                                       2,223,292
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2009

PREFERRED STOCK -- CONTINUED

                                                          SHARES/
                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
UTILITIES -- 1.0%
   Dominion Resources, 8.375% (A) ...................       20,000   $   535,600
                                                                     -----------
   TOTAL PREFERRED STOCK
      (Cost $4,734,436) .............................                  2,758,892
                                                                     -----------
OTHER MORTGAGE-BACKED OBLIGATION -- 1.1%
   Banc of America Commercial Mortgage, Ser 4, Cl A3A
      5.600%, 07/10/46
      (Cost $620,240) ...............................   $  620,000       591,072
                                                                     -----------
TAXABLE MUNICIPAL BOND -- 0.6%
   County of Pasco Florida 6.760%, 10/01/39
      (Cost $300,000) ...............................      300,000       307,953
                                                                     -----------
REPURCHASE AGREEMENT -- 7.1%
   Morgan Stanley
      0.015%, dated 10/30/09, to be repurchased on
      11/02/09, repurchase price $3,739,970
      (collateralized by a U.S. Treasury obligation,
      par value $3,872,958, 1.750%, 01/15/28, with
      total market value $3,814,765)
      (Cost $3,739,965) .............................    3,739,965     3,739,965
                                                                     -----------
   TOTAL INVESTMENTS -- 103.2%
      (Cost $53,916,017) ............................                $53,999,178
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $52,343,823.

(A) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONS. THE TOTAL VALUE OF THESE SECURITIES WAS $2,104,680 AND REPRESENTED 4.0% OF NET ASSETS.

(B)  REAL ESTATE INVESTMENT TRUST

(C)  THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

CL  CLASS

MTN MEDIUM TERM NOTE

SER SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO
                                                               OCTOBER 31, 2009

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES            LEVEL 1      LEVEL 2     LEVEL      TOTAL
-------------------------          ----------   -----------   -----   -----------
Corporate Obligations              $       --   $25,765,026    $--    $25,765,026
U.S. Government Agency Mortgage-
   Backed Obligations                      --    17,184,467     --     17,184,467
U.S. Treasury Obligations                  --     3,651,803     --      3,651,803
Preferred Stock                     2,758,892            --     --      2,758,892
Other Mortgage-Backed Obligation           --       591,072     --        591,072
Taxable Municipal Bond                     --       307,953     --        307,953
Repurchase Agreements                      --     3,739,965     --      3,739,965
                                   ----------   -----------    ---    -----------
Total Investments in Securities    $2,758,892   $51,240,286    $--    $53,999,178
                                   ----------   -----------    ---    -----------

At October 31, 2009, the diversification of the Portfolio was as follows (Unaudited):

                                                           % OF
SECTOR DIVERSIFICATION                                  NET ASSETS      VALUE
----------------------                                  ----------   -----------
CORPORATE OBLIGATIONS
Financials ..........................................       25.4%    $13,298,014
Industrials .........................................        8.3       4,320,522
Consumer Discretionary ..............................        5.9       3,108,487
Materials ...........................................        2.6       1,384,376
Telecommunication Services ..........................        2.5       1,329,673
Energy ..............................................        1.5         786,159
Consumer Staples ....................................        1.3         678,000
Health Care .........................................        1.2         614,795
Information Technology ..............................        0.5         245,000
                                                           -----     -----------
TOTAL CORPORATE OBLIGATIONS .........................       49.2      25,765,026
                                                           -----     -----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS ..       32.9      17,184,467
REPURCHASE AGREEMENT ................................        7.1       3,739,965
U.S. TREASURY OBLIGATIONS ...........................        7.0       3,651,803
PREFERRED STOCK .....................................        5.3       2,758,892
OTHER MORTGAGE-BACKED OBLIGATION ....................        1.1         591,072
TAXABLE MUNICIPAL BOND ..............................        0.6         307,953
                                                           -----     -----------
TOTAL INVESTMENTS ...................................      103.2      53,999,178
TOTAL OTHER ASSETS AND LIABILITIES ..................       (3.2)     (1,655,355)
                                                           -----     -----------
NET ASSETS ..........................................      100.0%    $52,343,823
                                                           =====     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2009

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 99.0%

                                                    SHARES            VALUE
                                               ---------------   ---------------
AUSTRALIA -- 4.0%
   Computershare ...........................            90,000   $       877,114
   Downer EDI ..............................           225,000         1,719,367
                                                                 ---------------
                                                                       2,596,481
                                                                 ---------------
AUSTRIA -- 0.7%
   EVN .....................................            24,704           468,151
                                                                 ---------------
BERMUDA -- 0.6%
   Marvell Technology Group* ...............            30,000           411,600
                                                                 ---------------
BRAZIL -- 1.6%
   Cia de Saneamento Basico do Estado de Sao
      Paulo ADR ............................             9,000           346,680
   Redecard ................................            45,000           666,820
                                                                 ---------------
                                                                       1,013,500
                                                                 ---------------
CANADA -- 1.8%
   Fairfax Financial Holdings ..............               700           247,800
   George Weston ...........................            12,000           614,482
   Toronto-Dominion Bank ...................             5,500           314,820
                                                                 ---------------
                                                                       1,177,102
                                                                 ---------------
CHINA -- 1.9%
   Dongfeng Motor Group, Cl H ..............           410,000           487,459
   Netease.com ADR* ........................            18,600           718,332
                                                                 ---------------
                                                                       1,205,791
                                                                 ---------------
DENMARK -- 2.3%
   A P Moeller -- Maersk, Cl B .............               100           684,584
   Carlsberg, Cl B .........................            11,400           801,334
                                                                 ---------------
                                                                       1,485,918
                                                                 ---------------
FINLAND -- 3.2%
   Fortum ..................................            35,700           847,159
   Sampo, Cl A .............................            13,500           323,960
   Stora Enso, Cl R ........................           114,500           868,886
                                                                 ---------------
                                                                       2,040,005
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2009

COMMON STOCK -- CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
FRANCE -- 6.6%
   AXA .....................................            35,800   $       892,650
   Bouygues ................................            16,000           755,421
   Dassault Systemes .......................            12,300           711,652
   Euler Hermes ............................            10,400           827,754
   Sanofi-Aventis ..........................            15,000         1,102,371
                                                                 ---------------
                                                                       4,289,848
                                                                 ---------------
GERMANY -- 8.5%
   Adidas ..................................            10,000           464,201
   Allianz .................................             7,500           861,898
   E.ON ADR ................................            26,500         1,017,600
   Hannover Rueckversicherung ..............             2,900           131,076
   Hochtief ................................             9,800           741,519
   Linde ...................................             6,000           631,366
   Rhoen Klinikum ..........................            36,000           875,801
   Siemens .................................             8,600           779,162
                                                                 ---------------
                                                                       5,502,623
                                                                 ---------------
GREECE -- 0.8%
   OPAP ....................................            20,336           518,984
                                                                 ---------------
HONG KONG -- 1.9%
   First Pacific ...........................         1,546,000           912,948
   Kingboard Chemical Holdings .............            74,000           297,841
                                                                 ---------------
                                                                       1,210,789
                                                                 ---------------
JAPAN -- 18.6%
   Air Water ...............................           118,500         1,388,943
   Daito Trust Construction ................            18,500           764,688
   East Japan Railway ......................            15,000           955,223
   Fujitsu .................................           165,000           966,231
   Japan Petroleum Exploration .............            15,500           769,597
   Jupiter Telecommunications ..............             1,300         1,181,619
   Komatsu .................................            42,000           814,220
   Mitsubishi ..............................            43,800           923,395
   Nintendo ................................             3,700           922,874
   Nippon Telegraph & Telephone ............            15,600           640,102
   Sankyo ..................................            20,100         1,141,705

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2009
COMMON STOCK -- CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
JAPAN -- CONTINUED
   Sumitomo Metal Industries ...............           158,000   $       401,405
   Suzuki Motor ............................            12,700           305,577
   Tokyo Steel Manufacturing ...............            47,000           612,146
   Toyota Motor ADR ........................             3,125           246,531
                                                                 ---------------
                                                                      12,034,256
                                                                 ---------------
MEXICO -- 1.5%
   Embotelladoras Arca .....................           192,300           485,303
   Fomento Economico Mexicano ADR ..........            10,500           454,755
                                                                 ---------------
                                                                         940,058
                                                                 ---------------
NETHERLANDS -- 3.1%
   Royal Dutch Shell, Cl A .................            42,000         1,245,349
   Wolters Kluwer ..........................            35,000           782,274
                                                                 ---------------
                                                                       2,027,623
                                                                 ---------------
SINGAPORE -- 1.4%
   SIA Engineering .........................           440,000           875,327
                                                                 ---------------
SOUTH KOREA -- 2.4%
   LG Telecom ..............................           108,000           809,161
   SK Telecom ..............................             5,000           761,493
                                                                 ---------------
                                                                       1,570,654
                                                                 ---------------
SPAIN -- 1.9%
   Telefonica ..............................            18,500           517,974
   Viscofan ................................            27,400           718,034
                                                                 ---------------
                                                                       1,236,008
                                                                 ---------------
SWEDEN -- 1.9%
   Investor, Ser B .........................            68,600         1,220,497
                                                                 ---------------
SWITZERLAND -- 9.4%
   Actelion* ...............................             5,500           303,665
   Bank Sarasin & Cie* .....................             8,505           339,200
   Credit Suisse Group .....................             9,200           492,598
   GAM Holding .............................            19,000           232,175
   Julius Baer Group .......................            23,056           869,341
   Nestle ..................................            29,500         1,374,006

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2009
COMMON STOCK -- CONTINUED

                                                    SHARES           VALUE
                                               ---------------   ---------------
SWITZERLAND -- CONTINUED
   Novartis ................................            30,000   $     1,564,742
   Zurich Financial Services ...............             4,000           917,446
                                                                 ---------------
                                                                       6,093,173
                                                                 ---------------
THAILAND -- 1.0%
   Bangkok Bank NVDR .......................           184,000           608,368
                                                                 ---------------
TURKEY -- 0.9%
   Turkcell Iletisim Hizmet ADR ............            35,000           575,050
                                                                 ---------------
UNITED KINGDOM -- 18.3%
   Aviva ...................................            90,747           569,907
   Barclays ................................           120,000           631,646
   BHP Billiton ............................            17,300           937,660
   BP ADR ..................................            35,000         1,981,700
   Cadbury .................................            22,500           285,688
   Carnival ................................            25,000           778,382
   Diageo ADR ..............................             7,350           477,897
   HSBC Holdings ...........................            99,924         1,103,430
   QinetiQ .................................           411,000         1,109,394
   Rio Tinto ...............................             2,174            96,527
   Rolls-Royce Group .......................            85,000           629,568
   Tesco ...................................           145,000           970,993
   Vodafone Group ..........................           692,000         1,531,639
   Willis Group ............................            27,000           729,000
                                                                 ---------------
                                                                      11,833,431
                                                                 ---------------
UNITED STATES -- 4.7%
   Noble ...................................            18,100           737,394
   Philip Morris International .............            22,500         1,065,600
   Virgin Media ............................            89,000         1,243,330
                                                                 ---------------
                                                                       3,046,324
                                                                 ---------------
TOTAL COMMON STOCK
   (Cost $62,674,693) ......................                          63,981,561
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2009

PREFERRED STOCK -- 0.5%

                                                 SHARES/FACE
                                                    AMOUNT            VALUE
                                               ---------------   ---------------
BRAZIL -- 0.5%
   Petroleo Brasileiro
      (Cost $271,937) ......................            15,500   $       310,151
                                                                 ---------------
RIGHTS -- 0.1%
HONG KONG -- 0.1%
   First Pacific, Expires 11/23/09
      (Cost $0) ............................           309,200            49,071
                                                                 ---------------
REPURCHASE AGREEMENT -- 0.2%
   Morgan Stanley
      0.015%, dated 10/30/09, to be
      repurchased on 11/02/09, repurchase
      price $121,525 (collateralized by a
      U.S. Treasury obligation, par value
      $125,846, 1.750%, 01/15/28, total
      market value $123,955)
      (Cost $121,525) ......................   $       121,525           121,525
                                                                 ---------------
   TOTAL INVESTMENTS -- 99.8%
      (Cost $63,068,155) ...................                     $    64,462,308
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $64,599,690.

*    NON-INCOME PRODUCING SECURITY.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

NVDR NON-VOTING DEPOSITORY RECEIPT

SER  SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2009

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES              LEVEL 1        LEVEL 2    LEVEL 3      TOTAL
-------------------------            -----------   -----------   -------   -----------
Common Stock
   Australia .....................   $        --   $ 2,596,481     $--     $ 2,596,481
   Austria .......................            --       468,151      --         468,151
   Bermuda .......................       411,600            --      --         411,600
   Brazil ........................     1,013,500            --      --       1,013,500
   Canada ........................     1,177,102            --      --       1,177,102
   China .........................       718,332       487,459      --       1,205,791
   Denmark .......................            --     1,485,918      --       1,485,918
   Finland .......................            --     2,040,005      --       2,040,005
   France ........................            --     4,289,848      --       4,289,848
   Germany .......................     1,017,600     4,485,023      --       5,502,623
   Greece ........................            --       518,984      --         518,984
   Hong Kong .....................            --     1,210,789      --       1,210,789
   Japan .........................       246,531    11,787,725      --      12,034,256
   Mexico ........................       940,058            --      --         940,058
   Netherlands ...................            --     2,027,623      --       2,027,623
   Singapore .....................            --       875,327      --         875,327
   South Korea ...................            --     1,570,654      --       1,570,654
   Spain .........................            --     1,236,008      --       1,236,008
   Sweden ........................            --     1,220,497      --       1,220,497
   Switzerland ...................       869,341     5,223,832      --       6,093,173
   Thailand ......................            --       608,368      --         608,368
   Turkey ........................       575,050            --      --         575,050
   United Kingdom ................     4,126,257     7,707,174      --      11,833,431
   United States .................     3,046,324            --      --       3,046,324
                                     -----------   -----------     ---     -----------
Total Common Stock ...............    14,141,695    49,839,866      --      63,981,561
                                     -----------   -----------     ---     -----------
Preferred Stock ..................       310,151            --      --         310,151
Rights ...........................            --        49,071      --          49,071
Repurchase Agreements ............            --       121,525      --         121,525
                                     -----------   -----------     ---     -----------
Total Investments in Securities ..   $14,451,846   $50,010,462     $--     $64,462,308
                                     ===========   ===========     ===     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO
                                                              OCTOBER 31, 2009

At October 31, 2009, sector diversification of the Portfolio was as follows (Unaudited):

                                           % OF
SECTOR DIVERSIFICATION                  NET ASSETS      VALUE
----------------------                  ----------   -----------
COMMON STOCK
Financials ..........................      20.1%     $12,991,204
Industrials .........................      14.3        9,231,759
Consumer Staples ....................      11.2        7,248,093
Consumer Discretionary ..............      11.1        7,150,060
Telecommunication Services ..........       8.7        5,590,840
Information Technology ..............       8.6        5,572,464
Materials ...........................       7.6        4,936,933
Energy ..............................       7.3        4,734,040
Health Care .........................       6.0        3,846,578
Utilities ...........................       4.1        2,679,590
                                          -----      -----------
TOTAL COMMON STOCK ..................      99.0       63,981,561
PREFERRED STOCK .....................       0.5          310,151
REPURCHASE AGREEMENT ................       0.2          121,525
RIGHTS ..............................       0.1           49,071
                                          -----      -----------
TOTAL INVESTMENTS ...................      99.8       64,462,308
TOTAL OTHER ASSETS AND LIABILITIES ..       0.2          137,382
                                          -----      -----------
NET ASSETS ..........................     100.0%     $64,599,690
                                          =====      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 TS&W PORTFOLIOS
                                                                OCTOBER 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

                                                                           FIXED      INTERNATIONAL
                                                             EQUITY       INCOME          EQUITY
                                                           PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                          -----------   -----------   -------------
ASSETS:
Investments at Value (Cost $43,848,400, $53,916,017,
   and $63,068,155, respectively) .....................   $43,181,628   $53,999,178    $64,462,308
Foreign Currency (Cost $0, $0 and $2, respectively) ...            --            --              2
Cash ..................................................         1,268            --             --
Dividends and Interest Receivable .....................        44,205       534,766        161,846
Foreign Tax Reclaim Receivable ........................            --            --         85,657
Receivable for Investment Securities Sold .............       712,291            --             --
Receivable for Capital Shares Sold ....................            20           559          7,560
Prepaid Expenses ......................................         7,719         7,986          8,297
                                                          -----------   -----------    -----------
TOTAL ASSETS ..........................................    43,947,131    54,542,489     64,725,670
                                                          -----------   -----------    -----------
LIABILITIES:
Payable for Investment Securities Purchased ...........       596,113     2,127,101             --
Payable for Income Distributions ......................            --        14,828             --
Payable for Capital Shares Redeemed ...................        57,309         5,366          5,000
Accrued Foreign Capital Gains Tax on
   Appreciated Securities .............................            --            --          4,569
Payable due to Investment Adviser .....................        27,976         2,430         56,327
Payable due to Administrator ..........................         8,050         9,519         12,157
Payable due to Trustees ...............................         1,486         1,815          2,254
Chief Compliance Officer Fees Payable .................         1,316         1,636          1,997
Payable to Custodian ..................................            --             4             --
Other Accrued Expenses ................................        28,085        35,967         43,676
                                                          -----------   -----------    -----------
TOTAL LIABILITIES .....................................       720,335     2,198,666        125,980
                                                          -----------   -----------    -----------
NET ASSETS ............................................   $43,226,796   $52,343,823    $64,599,690
                                                          ===========   ===========    ===========
NET ASSETS:
Paid-in Capital .......................................   $51,788,244   $52,767,293    $69,271,474
Undistributed Net Investment Income ...................        20,061        25,807        828,832
Accumulated Net Realized Loss on Investments ..........    (7,914,737)     (532,438)    (6,897,674)
Net Unrealized Appreciation/(Depreciation) on
   Investments ........................................      (666,772)       83,161      1,394,153
Net Unrealized Appreciation on Foreign Currency
   Transactions .......................................            --            --          7,474
Accumulated Foreign Capital Gains Tax on
   Appreciated Securities .............................            --            --         (4,569)
                                                          -----------   -----------    -----------
NET ASSETS ............................................   $43,226,796   $52,343,823    $64,599,690
                                                          ===========   ===========    ===========
INSTITUTIONAL SHARES:
Outstanding Shares of Beneficial Interest
   (unlimited authorization -- no par value) ..........     4,817,469     5,231,847      5,147,552
                                                          ===========   ===========    ===========
NET ASSET VALUE, per Share ............................   $      8.97   $     10.00    $     12.55
                                                          ===========   ===========    ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W PORTFOLIOS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2009

STATEMENTS OF OPERATIONS

                                                                            FIXED      INTERNATIONAL
                                                              EQUITY       INCOME         EQUITY
                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                           -----------   -----------   -------------
INVESTMENT INCOME
Dividends ..............................................   $   954,524   $  201,674     $ 2,022,393
Interest ...............................................         1,771    2,539,429           1,263
Less: Foreign Taxes Withheld ...........................       (15,910)          --        (140,321)
                                                           -----------   ----------     -----------
   TOTAL INCOME ........................................       940,385    2,741,103       1,883,335
                                                           -----------   ----------     -----------
EXPENSES
Investment Advisory Fees ...............................       284,511      214,193         532,721
Administration Fees ....................................        95,618      120,448         133,774
Trustees' Fees .........................................         6,218        7,632           8,756
Chief Compliance Officer Fees ..........................         4,134        5,058           5,958
Transfer Agent Fees ....................................        45,456       50,295          52,480
Filings and Registration Fees ..........................        19,429       18,000          19,342
Shareholder Servicing Fees .............................        18,614       22,636          30,822
Audit Fees .............................................        18,507       18,502          18,716
Legal Fees .............................................        15,109       19,378          20,945
Printing Fees ..........................................        10,194       13,121          14,586
Custodian Fees .........................................         5,971        5,956          24,034
Other Expenses .........................................         8,384       22,841          26,044
                                                           -----------   ----------     -----------
   TOTAL EXPENSES ......................................       532,145      518,060         888,178
Less:
Waiver of Investment Advisory Fees .....................            --     (160,942)             --
Fees Paid Indirectly -- Note 4 .........................          (202)        (134)           (261)
                                                           -----------   ----------     -----------
   NET EXPENSES ........................................       531,943      356,984         887,917
                                                           -----------   ----------     -----------
NET INVESTMENT INCOME ..................................       408,442    2,384,119         995,418
                                                           -----------   ----------     -----------
NET REALIZED GAIN (LOSS) ON:
Investments ............................................    (6,558,894)     639,208      (5,295,470)
Foreign Currency Transactions ..........................            --           --        (166,316)
                                                           -----------   ----------     -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS .......................    (6,558,894)     639,208      (5,461,786)
                                                           -----------   ----------     -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments ............................................     8,584,478    6,532,626      18,722,422
Foreign Currency Transactions ..........................            --           --          10,758
Foreign Capital Gains Tax on Appreciated Securities ....            --           --          (4,569)
                                                           -----------   ----------     -----------
NET CHANGE IN UNREALIZED APPRECIATION ..................     8,584,478    6,532,626      18,728,611
                                                           -----------   ----------     -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCY ....................     2,025,584    7,171,834      13,266,825
                                                           -----------   ----------     -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................................   $ 2,434,026   $9,555,953     $14,262,243
                                                           ===========   ==========     ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED    YEAR ENDED
                                                                OCTOBER 31,    OCTOBER 31,
                                                                    2009          2008
                                                                -----------   ------------
OPERATIONS:
   Net Investment Income ....................................   $   408,442   $    510,664
   Net Realized Loss on Investments .........................    (6,558,894)    (1,351,692)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments ........................................     8,584,478    (18,927,502)
                                                                -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................     2,434,026    (19,768,530)
                                                                -----------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................................      (388,381)      (509,808)
   Net Realized Gain ........................................            --     (4,199,801)
   Return of Capital ........................................            --         (8,445)
                                                                -----------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ........................      (388,381)    (4,718,054)
                                                                -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................     5,164,833      7,459,962
   Reinvestment of Distributions ............................       376,756      4,656,484
   Redeemed .................................................    (3,558,396)    (4,109,489)
                                                                -----------   ------------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ..........................................     1,983,193      8,006,957
                                                                -----------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................     4,028,838    (16,479,627)
                                                                -----------   ------------
NET ASSETS:
   Beginning of Year ........................................    39,197,958     55,677,585
                                                                -----------   ------------
   End of Year (including undistributed net investment income
      of $20,061 and $0, respectively) ......................   $43,226,796   $ 39,197,958
                                                                ===========   ============
SHARE TRANSACTIONS:
   Issued ...................................................       640,786        655,022
   Reinvestment of Distributions ............................        47,718        370,061
   Redeemed .................................................      (441,206)      (365,753)
                                                                -----------   ------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ....................................       247,298        659,330
                                                                ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED    YEAR ENDED
                                                                OCTOBER 31,   OCTOBER 31,
                                                                    2009          2008
                                                                -----------   -----------
OPERATIONS:
   Net Investment Income ....................................   $ 2,384,119   $ 2,391,124
   Net Realized Gain (Loss) on Investments ..................       639,208      (810,265)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments ........................................     6,532,626    (6,308,219)
                                                                -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................     9,555,953    (4,727,360)
                                                                -----------   -----------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................................    (2,396,568)   (2,473,704)
                                                                -----------   -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ........................    (2,396,568)   (2,473,704)
                                                                -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................     3,574,445     4,214,664
   Reinvestment of Distributions ............................     2,213,471     2,302,415
   Redeemed .................................................    (4,658,537)   (3,681,265)
                                                                -----------   -----------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ............................     1,129,379     2,835,814
                                                                -----------   -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     8,288,764    (4,365,250)
                                                                -----------   -----------
NET ASSETS:
   Beginning of Year ........................................    44,055,059    48,420,309
                                                                -----------   -----------
   End of Year (including undistributed net investment income
      of $25,807 and $7,361 respectively) ...................   $52,343,823   $44,055,059
                                                                ===========   ===========
SHARE TRANSACTIONS:
   Issued ...................................................       379,550       422,443
   Reinvestment of Distributions ............................       235,338       237,106
   Redeemed .................................................      (504,183)     (388,342)
                                                                -----------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS ....................................       110,705       271,207
                                                                ===========   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED    YEAR ENDED
                                                                OCTOBER 31,    OCTOBER 31,
                                                                    2009          2008
                                                                -----------   ------------
OPERATIONS:
   Net Investment Income ....................................   $   995,418   $  1,324,972
   Net Realized Loss on Investments and Foreign Currency
      Transactions ..........................................    (5,461,786)    (1,878,299)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments, Foreign Currency Transactions and
      Foreign Capital Gains Tax on Appreciated Securities ...    18,728,611    (43,387,060)
                                                                -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS ............................................    14,262,243    (43,940,387)
                                                                -----------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................................      (954,010)    (1,003,960)
   Net Realized Gain ........................................            --     (9,966,128)
                                                                -----------   ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS .....................      (954,010)   (10,970,088)
                                                                -----------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................     5,840,118      7,102,969
   Reinvestment of Distributions ............................       915,590     10,801,123
   Redemption Fees -- Note 2 ................................            --            283
   Redeemed .................................................    (6,993,309)    (3,302,811)
                                                                -----------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ..........................................      (237,601)    14,601,564
                                                                -----------   ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ...............    13,070,632    (40,308,911)
                                                                -----------   ------------
NET ASSETS:
   Beginning of Year ........................................    51,529,058     91,837,969
                                                                -----------   ------------
   End of Year (including undistributed net investment income
      of $828,832 and $953,741 respectively) ................   $64,599,690   $ 51,529,058
                                                                ===========   ============
SHARE TRANSACTIONS:
   Issued ...................................................       557,134        447,244
   Reinvestment of Distributions ............................        91,013        608,939
   Redeemed .................................................      (684,027)      (213,127)
                                                                -----------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING FROM SHARE
      TRANSACTIONS ..........................................       (35,880)       843,056
                                                                ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     YEARS ENDED OCTOBER 31,
                                                         -----------------------------------------------
                                                           2009      2008      2007      2006      2005
                                                         -------   -------   -------   -------   -------
Net Asset Value,
   Beginning of Year .................................   $  8.58   $ 14.24   $ 14.19   $ 13.16   $ 11.82
                                                         -------   -------   -------   -------   -------
Income from Operations
   Net Investment Income(1) ..........................      0.09      0.12      0.10      0.12      0.12(2)
   Net Realized and Unrealized Gain (Loss) ...........      0.38     (4.59)     1.96      1.54      1.35
                                                         -------   -------   -------   -------   -------
Total from Operations ................................      0.47     (4.47)     2.06      1.66      1.47
                                                         -------   -------   -------   -------   -------
Redemption Fees ......................................        --        --        --+       --        --
                                                         -------   -------   -------   -------   -------
Dividends and Distributions:
   Net Investment Income .............................     (0.08)    (0.12)    (0.13)    (0.10)    (0.13)
   Net Realized Gain .................................        --     (1.07)    (1.88)    (0.53)       --
   Return of Capital .................................        --        --+       --        --        --
                                                         -------   -------   -------   -------   -------
      Total Dividends and Distributions ..............     (0.08)    (1.19)    (2.01)    (0.63)    (0.13)
                                                         -------   -------   -------   -------   -------
Net Asset Value, End of Year .........................   $  8.97   $  8.58   $ 14.24   $ 14.19   $ 13.16
                                                         =======   =======   =======   =======   =======
TOTAL RETURN++ .......................................      5.64%   (34.02)%   15.91%    12.99%    12.49%
                                                         =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ..................   $43,227   $39,198   $55,678   $50,490   $46,347
Ratio of Expenses to Average Net Assets(3) ...........      1.40%     1.22%     1.24%     1.31%     1.33%
Ratio of Net Investment Income to Average Net
   Assets ............................................      1.08%     1.00%     0.76%     0.88%     0.91%(2)
Portfolio Turnover Rate ..............................        41%       46%       52%       46%       54%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.28%, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN NOVEMBER 2004.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.40%, 1.22%, 1.23%, 1.31% AND 1.33% FOR THE FISCAL YEARS ENDED 2009, 2008, 2007, 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                TS&W FIXED INCOME
                                                               PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        YEARS ENDED OCTOBER 31,
                                                         ----------------------------------------------------
                                                           2009       2008        2007       2006       2005
                                                         -------    -------     -------    -------    -------
Net Asset Value,
   Beginning of Year .................................   $  8.60    $  9.98     $ 10.01    $  9.96    $ 10.42
                                                         -------    -------     -------    -------    -------
Income from Operations
   Net Investment Income(1) ..........................      0.47       0.48        0.48       0.45       0.35
   Net Realized and Unrealized Gain (Loss) ...........      1.40      (1.37)      (0.04)      0.05      (0.29)
                                                         -------    -------     -------    -------    -------
Total from Operations ................................      1.87      (0.89)       0.44       0.50       0.06
                                                         -------    -------     -------    -------    -------
Dividends and Distributions:
   Net Investment Income .............................     (0.47)     (0.49)      (0.47)     (0.45)     (0.37)
   Net Realized Gain .................................        --         --          --         --      (0.15)
                                                         -------    -------     -------    -------    -------
      Total Dividends and Distributions ..............     (0.47)     (0.49)      (0.47)     (0.45)     (0.52)
                                                         -------    -------     -------    -------    -------
Net Asset Value, End of Year .........................   $ 10.00    $  8.60     $  9.98    $ 10.01    $  9.96
                                                         =======    =======     =======    =======    =======
TOTAL RETURN+ ........................................     22.23%++   (9.35)%++    4.50%++    5.19%++    0.55%
                                                         =======    =======     =======    =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ..................   $52,344    $44,055     $48,420    $35,322    $30,120
Ratio of Expenses to Average Net Assets(2) ...........      0.75%      0.75%       0.75%      0.85%      1.13%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers) ...............................      1.09%      0.95%       1.00%      1.11%      1.13%
Ratio of Net Investment Income to Average Net
   Assets ............................................      5.01%      4.87%       4.81%      4.57%      3.42%
Portfolio Turnover Rate ..............................       147%       103%         68%        86%        82%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEES DURING THE PERIOD.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN THE SAME AS THE RATIO REPORTED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               TS&W INTERNATIONAL
                                                              EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                     YEARS ENDED OCTOBER 31,
                                                         -----------------------------------------------
                                                           2009      2008      2007      2006      2005
                                                         -------   -------   -------   -------   -------
Net Asset Value,
   Beginning of Year .................................   $  9.94   $ 21.16   $ 19.08   $ 14.83   $ 12.88
                                                         -------   -------   -------   -------   -------
Income from Operations
   Net Investment Income(1) ..........................      0.19      0.26      0.28      0.16      0.11
   Net Realized and Unrealized Gain (Loss) ...........      2.61     (8.99)     4.37      4.17      1.92
                                                         -------   -------   -------   -------   -------
Total from Operations ................................      2.80     (8.73)     4.65      4.33      2.03
                                                         -------   -------   -------   -------   -------
Redemption Fees ......................................        --        --+       --+       --        --+
                                                         -------   -------   -------   -------   -------
Dividends and Distributions:
   Net Investment Income .............................     (0.19)    (0.20)    (0.09)    (0.08)    (0.08)
   Net Realized Gain .................................        --     (2.29)    (2.48)       --        --
                                                         -------   -------   -------   -------   -------
      Total Dividends and Distributions ..............     (0.19)    (2.49)    (2.57)    (0.08)    (0.08)
                                                         -------   -------   -------   -------   -------
Net Asset Value, End of Year .........................   $ 12.55   $  9.94   $ 21.16   $ 19.08   $ 14.83
                                                         =======   =======   =======   =======   =======
TOTAL RETURN++ .......................................     28.58%   (46.36)%   26.86%    29.33%    15.82%
                                                         =======   =======   =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) ..................   $64,600   $51,529   $91,838   $70,503   $59,507
Ratio of Expenses to Average Net Assets(2) ...........      1.67%     1.53%     1.55%     1.61%     1.63%
Ratio of Net Investment Income to Average Net
   Assets ............................................      1.87%     1.67%     1.47%     0.96%     0.76%
Portfolio Turnover Rate ..............................        42%       40%       41%       74%       22%

+    AMOUNT WAS LESS THAN $0.01 PER SHARE.

++ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.67%, 1.52%, 1.55%, 1.61% AND 1.63% FOR THE FISCAL YEARS ENDED 2009, 2008, 2007, 2006 AND 2005, RESPECTIVELY.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The TS&W International Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ACS 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of October 31, 2009.

The following is a summary of the Significant Accounting Policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Portfolios.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolios are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an inde-

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     pendent, third-party pricing agent, the Portfolios seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Portfolios' Board of Trustees (the "Board"). The Portfolios' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities in the TS&W Equity Portfolio and the TS&W International Equity Portfolio that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Portfolio calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Portfolio calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the TS&W International Equity Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the TS&W International Equity Portfolio calculates its net asset value, it may request that a Committee Meeting be called. In addition, the Portfolio's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the TS&W Equity Portfolio and the TS&W International Equity Portfolio calculates its net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser for the TS&W Equity Portfolio and the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     TS&W International Equity Portfolio that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     The TS&W International Equity Portfolio uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser to the Portfolio believes that the fair values provided by FT are not reliable, the Adviser contacts the Portfolio's Administrator and requests that a meeting of the Committee be held.

     If a local market in which the Portfolio owns securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

     As of October 31, 2009, the total market value of securities valued in accordance with Fair Value Procedures was $49,839,866, or 77.2% of net assets.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Portfolios disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

     Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     For the year ended October 31, 2009, there have been no significant changes to the Trust's fair valuation methodology.

     FEDERAL INCOME TAXES -- It is the Portfolios' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

     The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the TS&W Equity Portfolio and the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W Equity Portfolio and the TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W Equity Portfolio and the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio are apportioned among the Portfolios of the Trust based on the number of Portfolios and/or relative net assets.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. The TS&W International Equity Portfolio distributes substantially all of its net investment income annually. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The TS&W Equity Portfolio and TS&W International Equity Portfolio retain a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the year ended October 31, 2008, there were $283 in redemption fees retained by the TS&W International Equity Portfolio. For the year ended October 31, 2009 there were no redemption fees retained for either Portfolio.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios' average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegal & Walmsey, Inc. (the "Adviser").

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

The Portfolios earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as "Fees Paid Indirectly" on the Statement of Operations.

Union Bank, N.A. acts as Custodian (the "Custodian") for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for the month, as follows.

TS&W PORTFOLIOS                           RATE
---------------                           ----
Equity ................................   0.75%
Fixed Income ..........................   0.45%
International Equity ..................   1.00%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses from exceeding 1.50%, 0.75%, and 1.75% of the average daily net assets of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio, respectively.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

6. INVESTMENT TRANSACTIONS:

For the year ended October 31, 2009, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

                                                         SALES AND
TS&W PORTFOLIOS                            PURCHASES     MATURITIES
---------------                           -----------   ----------
Equity ................................   $16,641,089   $15,018,994
Fixed Income ..........................    40,103,593    39,213,018
International Equity ..................    23,458,842    22,431,307

Purchases and sales and maturities of long-term U.S. Government securities were $25,569,669 and $26,123,492, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio or the TS&W International Equity Portfolio.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following Funds had permanent differences that are primarily attributable to foreign currency, paydown gains/(losses) and investments in REITs that have been reclassified to (from) the following accounts:

                                           UNDISTRIBUTED   ACCUMULATED
                                          NET INVESTMENT    REALIZED
                                           INCOME (LOSS)   GAIN/(LOSS)
                                          --------------   -----------
Equity Portfolio ......................     $      --       $     --
Fixed Income Portfolio ................     $  30,895       $(30,895)
International Equity Portfolio ........     $(166,317)      $166,317

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                LONG-TERM
                  ORDINARY       CAPITAL    RETURN OF
TS&W PORTFOLIOS    INCOME         GAIN       CAPITAL       TOTAL
---------------   ----------   ----------   ---------   -----------
Equity
   2009 .......   $  388,381   $       --    $   --     $   388,381
   2008 .......    1,551,894    3,157,715     8,445       4,718,054
Fixed Income
   2009 .......   $2,396,568   $       --    $   --     $ 2,396,568
   2008 .......    2,473,704           --        --       2,473,704
International
   Equity
   2009 .......   $  954,010   $       --    $   --     $   954,010
   2008 .......    3,746,681    7,223,407        --      10,970,088

As of October 31, 2009, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                                                TS&W PORTFOLIOS
                                                    ---------------------------------------
                                                                    FIXED     INTERNATIONAL
                                                       EQUITY       INCOME        EQUITY
                                                    -----------   ---------   -------------
Undistributed Ordinary Income ...................   $    20,057   $ 242,666    $   831,022
Undistributed Long-Term Capital Gain ............            --          --             --
Capital Loss Carryforwards ......................    (7,897,826)   (532,438)    (6,680,908)
Unrealized Appreciation (Depreciation) ..........      (683,679)     83,161      1,178,102
Other Temporary Differences .....................            --    (216,859)            --
                                                    -----------   ---------   ------------
Total (Accumulated Losses) ......................   $(8,561,448)  $(423,470)   $(4,671,784)
                                                    ===========   =========    ===========

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

                                                                               TOTAL CAPITAL
                                                                                   LOSS
                                                      EXPIRES      EXPIRES      CARRYFORWARD
TS&W PORTFOLIOS                                        2017          2016         10/31/09
----------------                                    -----------   ----------   -------------
Equity ..........................................   $ 6,558,894   $1,338,932     $7,897,826
Fixed Income ....................................            --      532,438        532,438
International Equity ............................     5,078,704    1,602,204      6,680,908

During the year ended, the Fixed Income Portfolio utilized $604,662 of capital loss carryforward to offset capital gains.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Portfolios at October 31, 2009, were as follows:

                                                                    AGGREGATE      AGGREGATE
                                                                      GROSS          GROSS      NET UNREALIZED
                                                      FEDERAL      UNREALIZED     UNREALIZED     APPRECIATION/
TS&W PORTFOLIOS                                      TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------                                     -----------   ------------   ------------   --------------
Equity ..........................................   $43,865,307   $4,456,175     $(5,139,854)     $ (683,679)
Fixed Income ....................................    53,916,017    2,210,309      (2,127,148)         83,161
International Equity ............................    63,287,111    7,933,129      (6,757,932)      1,175,197

8. CONCENTRATION OF RISK:

At October 31, 2009, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

When the TS&W International Equity Portfolio invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the TS&W International Equity Portfolio to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or repatriated. The TS&W International Equity Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The market values of the TS&W Fixed Income Portfolio investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

Portfolio's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Portfolio to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Portfolio to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

9. OTHER:

At October 31, 2009, the percentage of total shares outstanding held by significant shareholders for each Portfolio, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

                                                       NO. OF           %
TS&W PORTFOLIOS                                     SHAREHOLDERS    OWNERSHIP
---------------                                     ------------   -----------
Equity ..........................................         1            56%
Fixed Income ....................................         1            62%
International Equity ............................         1            47%

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. SUBSEQUENT EVENTS:

The Portfolios have evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 21, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (three of the portfolios constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2009

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio's costs in two ways:

ACTUAL PORTFOLIO RETURN. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Portfolio, and the "Ending Account Value" number is derived from deducting that expense from the Portfolio's gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio's comparative cost by comparing the hypothetical result for your Portfolio in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Portfolio's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (UNAUDITED)

                                      BEGINNING     ENDING                 EXPENSES
                                       ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                        VALUE       VALUE       EXPENSE     DURING
                                        5/1/09     10/31/09     RATIOS      PERIOD*
                                      ---------   ---------   ----------   --------
TS&W EQUITY PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $1,164.20      1.38%       $7.53
HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,018.25      1.38         7.02
TS&W FIXED INCOME PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $1,113.60      0.75%       $4.00
HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,021.42      0.75         3.82
TS&W INTERNATIONAL EQUITY PORTFOLIO
ACTUAL PORTFOLIO RETURN
Institutional Shares                  $1,000.00   $1,322.40      1.61%       $9.42
HYPOTHETICAL 5% RETURN
Institutional Shares                   1,000.00    1,017.09      1.61         8.19

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons



                                            TERM OF
                         POSITION(S)      OFFICE AND
    NAME, ADDRESS,        HELD WITH        LENGTH OF
         AGE(1)           THE TRUST     TIME SERVED(2)
----------------------   ------------   --------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER           Chairman      (Since 1991)
63 yrs. old              of the Board
                         of Trustees























WILLIAM M. DORAN           Trustee       (Since 1992)
1701 Market Street
Philadelphia, PA 19103
69 yrs. old





















----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-487-9386. The following chart lists Trustees and Officers as of October 31, 2009.

                                          NUMBER OF
                                         PORTFOLIOS
                                      IN THE ADVISORS'
                                     INNER CIRCLE FUND
     PRINCIPAL OCCUPATION(S)             OVERSEEN BY         OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS              BOARD MEMBER        HELD BY BOARD MEMBER(3)
----------------------------------   -----------------   ----------------------------



Currently performs various                  30           Trustee of The Advisors'
services on behalf of SEI                                Inner Circle Fund II, Bishop
Investments for which Mr. Nesher                         Street Funds, SEI Asset
is compensated.                                          Allocation Trust, SEI Daily
                                                         Income Trust, SEI
                                                         Institutional International
                                                         Trust, SEI Institutional
                                                         Investments Trust, SEI
                                                         Institutional Managed Trust,
                                                         SEI Liquid Asset Trust, SEI
                                                         Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios,
                                                         L.P., Director of SEI Global
                                                         Master Fund, plc, SEI Global
                                                         Assets Fund, plc, SEI Global
                                                         Investments Fund, plc, SEI
                                                         Investments Global, Limited,
                                                         SEI Investments -- Global
                                                         Fund Services, Limited, SEI
                                                         Investments (Europe),
                                                         Limited, SEI Investments --
                                                         Unit Trust Management (UK),
                                                         Limited, SEI Global Nominee
                                                         Ltd., SEI Opportunity Fund,
                                                         L.P., SEI Structured Credit
                                                         Fund, L.P., and SEI
                                                         Multi-Strategy Funds plc.

Self-employed consultant since              30           Trustee of The Advisors'
2003. Partner, Morgan, Lewis &                           Inner Circle Fund II, Bishop
Bockius LLP (law firm) from 1976                         Street Funds, SEI Asset
to 2003, counsel to the Trust,                           Allocation Trust, SEI Daily
SEI, SIMC, the Administrator and                         Income Trust, SEI
the Distributor. Secretary of SEI                        Institutional International
since 1978.                                              Trust, SEI Institutional
                                                         Investments Trust, SEI
                                                         Institutional Managed Trust,
                                                         SEI Liquid Asset Trust, SEI
                                                         Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios,
                                                         L.P., Director of SEI since
                                                         1974. Director of the
                                                         Distributor since 2003.
                                                         Director of SEI Investments
                                                         -- Global Fund Services,
                                                         Limited, SEI Investments
                                                         Global, Limited, SEI
                                                         Investments (Europe),
                                                         Limited, SEI Investments
                                                         (Asia), Limited and SEI
                                                         Asset Korea Co., Ltd.


----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                             TERM OF
                           POSITION(S)     OFFICE AND
    NAME, ADDRESS,          HELD WITH       LENGTH OF
         AGE(1)             THE TRUST    TIME SERVED(2)
-----------------------   ------------   --------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY              Trustee      (Since 1994)
78 yrs. old















GEORGE J. SULLIVAN, JR.      Trustee      (Since 1999)
66 yrs. old
















BETTY L. KRIKORIAN           Trustee      (Since 2005)
66 yrs. old







CHARLES E. CARLBOM           Trustee      (Since 2005)
75 yrs. old



----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                                          NUMBER OF
                                         PORTFOLIOS
                                      IN THE ADVISORS'
                                     INNER CIRCLE FUND
     PRINCIPAL OCCUPATION(S)             OVERSEEN BY         OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS              BOARD MEMBER        HELD BY BOARD MEMBER(3)
----------------------------------   -----------------   ----------------------------



Attorney, sole practitioner since           30           Trustee of The Advisors'
1994. Partner, Dechert Price &                           Inner Circle Fund II, Bishop
Rhoads, September 1987-December                          Street Funds, Massachusetts
1993.                                                    Health and Education
                                                         Tax-Exempt Trust, and U.S.
                                                         Charitable Gift Trust, SEI
                                                         Asset Allocation Trust, SEI
                                                         Daily Income Trust, SEI
                                                         Institutional International
                                                         Trust, SEI Institutional
                                                         Investments Trust, SEI
                                                         Institutional Managed Trust,
                                                         SEI Liquid Asset Trust, SEI
                                                         Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios,
                                                         L.P.

Self-Employed Consultant, Newfound          30           Trustee of The Advisors'
Consultants Inc. since April 1997.                       Inner Circle Fund II, Bishop
                                                         Street Funds, State Street
                                                         Navigator Securities Lending
                                                         Trust, SEI Asset Allocation
                                                         Trust, SEI Daily Income
                                                         Trust, SEI Institutional
                                                         International Trust, SEI
                                                         Institutional Investments
                                                         Trust, SEI Institutional
                                                         Managed Trust, SEI Liquid
                                                         Asset Trust, SEI Tax Exempt
                                                         Trust, and SEI Alpha
                                                         Strategy Portfolios, L.P.,
                                                         Director of SEI Opportunity
                                                         Fund, L.P., and SEI
                                                         Structured Credit Fund, L.P.

Vice President Compliance, AARP             30           Trustee of The Advisors'
Financial Inc. since September                           Inner Circle Fund II and
2008. Self-Employed Legal and                            Bishop Street Funds.
Financial Services Consultant
since 2003. In-house Counsel,
State Street Bank Global
Securities and Cash Operations
from 1995 to 2003.

Self-Employed Business Consultant,          30           Director, Crown Pacific,
Business Project Inc. since 1997.                        Inc. and Trustee of The
CEO and President, United Grocers                        Advisors' Inner Circle Fund
Inc. from 1997 to 2000.                                  II and Bishop Street Funds.


----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                            TERM OF
                         POSITION(S)      OFFICE AND
    NAME, ADDRESS,        HELD WITH        LENGTH OF
         AGE(1)           THE TRUST     TIME SERVED(2)
----------------------   ------------   --------------
INDEPENDENT
BOARD MEMBERS
(CONTINUED)

MITCHELL A. JOHNSON         Trustee      (Since 2005)
67 yrs. old












JAMES K. DARR               Trustee      (Since 2008)
65 yrs. old





OFFICERS

PHILIP T. MASTERSON        President     (Since 2008)
45 yrs. old








MICHAEL LAWSON             Treasurer,    (Since 2005)
49 yrs. old               Controller
                           and Chief
                           Financial
                            Officer


RUSSELL EMERY                Chief       (Since 2006)
46 yrs. old               Compliance
                            Officer




----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                                         NUMBER OF
                                     PORTFOLIOS IN THE
                                      ADVISORS' INNER
                                        CIRCLE FUND
     PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD    OTHER DIRECTORSHIPS HELD BY
       DURING PAST 5 YEARS            MEMBER/OFFICER         BOARD MEMBER/OFFICER(3)
----------------------------------   -----------------   ----------------------------




Private Investor since 1994.                30           Trustee of The Advisors'
                                                         Inner Circle Fund II, and
                                                         Bishop Street Funds, SEI
                                                         Asset Allocation Trust, SEI
                                                         Daily Income Trust, SEI
                                                         Institutional International
                                                         Trust, SEI Institutional
                                                         Investments Trust, SEI
                                                         Institutional Managed Trust,
                                                         SEI Liquid Asset Trust, SEI
                                                         Tax Exempt Trust, and SEI
                                                         Alpha Strategy Portfolios,
                                                         L.P.

CEO, Office of Finance, FHL Banks           30           Director of Federal Home
from 1992 to 2007.                                       Loan Bank of Pittsburgh and
                                                         Manna, Inc. and Trustee of
                                                         The Advisors' Inner Circle
                                                         Fund II and Bishop Street
                                                         Funds.



Managing Director of SEI                    N/A          N/A
Investments since 2006. Vice
President and Assistant Secretary
of the Administrator from 2004 to
2006. General Counsel of Citco
Mutual Fund Services from 2003 to
2004. Vice President and Associate
Counsel for the Oppenheimer Funds
from 2001 to 2003.

Director, SEI Investments, Fund             N/A          N/A
Accounting since July 2005.
Manager, SEI Investments, Fund
Accounting from April 1995 to
February 1998 and November 1998 to
July 2005.

Director of Investment Product              N/A          N/A
Management and Development at SEI
Investments since February 2003.
Senior Investment Analyst, Equity
team at SEI Investments from March
2000 to February 2003.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)



                                            TERM OF
                         POSITION(S)      OFFICE AND
    NAME, ADDRESS,        HELD WITH        LENGTH OF
         AGE(1)           THE TRUST       TIME SERVED
----------------------   ------------   --------------
OFFICERS (CONTINUED)

JOSEPH M. GALLO              Vice        (Since 2007)
36 yrs. old                President
                             and
                           Secretary





CAROLYN F. MEAD              Vice        (Since 2005)
52 yrs. old                President
                             and
                           Assistant
                           Secretary

JAMES NDIAYE                 Vice        (Since 2005)
41 yrs. old                President
                             and
                           Assistant
                           Secretary





TIMOTHY D. BARTO             Vice        (Since 2000)
41 yrs. old                President
                             and
                           Assistant
                           Secretary



MICHAEL BEATTIE              Vice        (Since 2009)
44 yrs. old                President

ANDREW S. DECKER          AML Officer    (Since 2008)
46 yrs. old




----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

                                          NUMBER OF
                                         PORTFOLIOS
                                      IN THE ADVISORS'
                                     INNER CIRCLE FUND
     PRINCIPAL OCCUPATION(S)             OVERSEEN BY          OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS                OFFICER               HELD BY OFFICER
----------------------------------   -----------------   ----------------------------


Corporate Counsel of SEI since              N/A          N/A
2007; Associate Counsel, ICMA
Retirement Corporation 2004-2007;
Federal Investigator, U.S.
Department of Labor 2002-2004;
U.S. Securities and Exchange
Commission-Division of Investment
Management, 2003.

Corporate Counsel of SEI since              N/A          N/A
2007; Associate, Stradley, Ronon,
Stevens & Young 2004-2007;
Counsel, ING Variable Annuities,
1999-2002.

Employed by SEI Investments                 N/A          N/A
Company since 2004. Vice
President, Deutsche Asset
Management from 2003-2004.
Associate, Morgan, Lewis & Bockius
LLP from 2000-2003. Counsel,
Assistant Vice President, ING
Variable Annuities Group from
1999-2000.

General Counsel, Vice President             N/A          N/A
and Secretary of SEI Investments
Global Funds Services since 1999;
Associate, Dechert (law firm) from
1997-1999; Associate, Richter,
Miller & Finn (law firm) from
1994-1997.

Director of Client Services at SEI          N/A          N/A
since 2004

Compliance Officer and Product              N/A          N/A
Manager, SEI, 2005-2008. Vice
President, Old Mutual Capital,
2000-2005. Operations Director,
Prudential Investments, 1998-2000.

THE ADVISORS' INNER CIRCLE FUND                              THE TS&W PORTFOLIOS

NOTICE TO SHAREHOLDERS (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

At October 31, 2009, the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio hereby designate $388,381, $2,399,595, and $1,094,331, respectively, as ordinary income dividends. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio designates $388,381, $108,052 and $12,643, respectively, as corporate dividends received deduction.

Foreign taxes accrued during the fiscal year ended October 31, 2009, amounted to $140,321 for the TS&W International Portfolio and are expected to be passed through to shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 2009, which shareholders of the Portfolio will receive in late January 2010. In addition, for the year ended October 31, 2009 gross income derived from sources within foreign countries amounted to $1,774,775 for the TS&W International Equity Portfolio. For the year ended October 31, 2009, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 5.19%.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as "Qualifying Dividend Income" is $388,381, $113,483 and $1,094,331 for the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio, respectively. It is the intention for each of the Portfolios to designate the maximum amount permitted by law.

As created by the American Jobs Creation Act of 2004, "Interest Related Dividends" represents the amount of net investment income distributions that are exempt from U.S withholding tax when paid to foreign investors. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio hereby designate $719, $2,191,828, $12,877, respectively, as interest related dividends.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

NOTES

NOTES

                                 TS&W PORTFOLIOS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                 1-866-4TSW-FUN

                                    ADVISER:
                         Thompson, Siegel & Walmsley LLC
                          6806 Paragon Place, Suite 300
                               Richmond, VA 23230

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the
                              Portfolios described.

TSW-AR-001-0800

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John Darr and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

                                             2009                                          2008
                         --------------------------------------------   ------------------------------------------
                                                                                                       All other
                                                       All other fees                                     fees
                                        All fees and    and services                   All fees and   and services
                         All fees and   services to      to service     All fees and    services to    to service
                          services to      service       affiliates     services to       service      affiliates
                           the Trust     affiliates         that          the Trust     affiliates        that
                             that           that           did not          that           that          did not
                          were pre-      were pre-      require pre-     were pre-       were pre-    require pre-
                           approved       approved        approval        approved       approved       approval
                         ------------   ------------   --------------   ------------   ------------   ------------
(a) Audit Fees             $232,354          $0              $0           $246,200          $0             $0
(b) Audit-Related Fees     $      0          $0              $0           $      0          $0             $0
(c) Tax Fees               $      0          $0              $0           $      0          $0             $0
(d) All Other Fees         $      0          $0              $0           $      0          $0             $0

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

                                             2009                                           2008
                         --------------------------------------------   --------------------------------------------
                                                           All other
                                                             fees                                     All other fees
                                          All fees and   and services                  All fees and    and services
                                           services to    to service    All fees and    services to     to service
                          All fees and       service      affiliates     services to      service       affiliates
                           services to     affiliates        that        the Trust      affiliates         that
                         the Trust that       that         did not          that           that           did not
                            were pre-       were pre-    require pre-    were pre-      were pre-      require pre-
                            approved        approved       approval       approved       approved        approval
                         --------------   ------------   ------------   ------------   ------------   --------------
(a) Audit Fees              $245,808          N/A            N/A          $316,360          N/A             N/A
(b) Audit-Related Fees           N/A          N/A            N/A               N/A          N/A             N/A
(c) Tax Fees                     N/A          N/A            N/A               N/A          N/A             N/A
(d) All Other Fees               N/A          N/A            N/A               N/A          N/A             N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     N/A
Tax Fees              0%     N/A
All Other Fees        0%     N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: January 4, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer,
                                        Controller & CFO

Date: January 4, 2010